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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2004

Huntsman International LLC
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-85141 (Commission File Number)	87-0630358 (IRS Employer Identification No.)
500 Huntsman Way Salt Lake City, Utah (Address of principal executive offices)		84108 (Zip Code)

Registrant's telephone number, including area code: (801) 584-5700

Not applicable
(Former name or former address, if changed since last report)

Item 9. Regulation FD Disclosure

        On March 30, 2004, Huntsman International LLC together with certain affiliated companies issued a press release announcing, among other things, their results for the three months ended December 31, 2003 and for the year ended December 31, 2003. The press release is furnished herewith as Exhibit 99.1.

Item 12. Results of Operations and Financial Condition

        The information furnished pursuant to "Item 9. Regulation FD Disclosure" is incorporated herein by reference.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUNTSMAN INTERNATIONAL LLC
/s/ J. KIMO ESPLIN J. KIMO ESPLIN Executive Vice President and Chief Financial Officer

Dated: March 30, 2004

        The information in this report, including the exhibit hereto, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934. The information in this report, including the exhibit hereto, shall not be incorporated by reference into any filing of the Company with the United States Securities and Exchange Commission (unless the Company specifically states that the information or exhibit in this particular report is incorporated by reference).

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press release dated March 30, 2004

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  Item 9. Regulation FD Disclosure
  Item 12. Results of Operations and Financial Condition
SIGNATURES